Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Tvia, Inc.	Case No. 08-55860

CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Feb-09	PETITION DATE: 10/15/08

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
		Month	Month	Filing
2.	Asset and Liability Structure
	a. Current Assets	$5,560,095	$5,478,420

	b. Total Assets	$5,579,180	$5,498,958	$5,324,767

	c. Current Liabilities	$1,047,597	$730,330

	d. Total Liabilities	$1,090,057	$772,791	$984,831

				Cumulative
		Current Month	Prior Month	(Case to Date)

3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$205,047	$229,770	$932,624

	b. Total Disbursements	$293,994	$195,475	$1,022,126

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($88,947)	$34,295	($89,501)

	d. Cash Balance Beginning of Month	$3,146,979	$3,112,684	$3,147,533

	e. Cash Balance End of Month (c + d)	$3,058,032	$3,146,979	$3,058,032

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	($263,683)	($70,074)	($828,085)

5.	Account Receivables (Pre and Post Petition)	$660,597	$371,310

6.	Post-Petition Liabilities	$1,047,597	$730,330

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

			Yes	No
At the end of this reporting month:
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		NA

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X

12.	Is the estate insured for replacement cost of assets and for general liability?		X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes X U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition tax reporting and tax returns;
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry . believe these documents are correct.

Date: 3/20/2009	/s/ Eli Porat
Responsible Individual

Tvia, Inc.
Payment to officer and insiders
2/1 to 2/28/09
Item 11 of Summary of Financial Status

Name	Title	Paid amount	Paid date	Paid for

Eli Porat	Officer	10,000	1/13/2009	Salary for 2/1/09 to 2/15/09
Eli Porat	Officer	10,000	2/27/2009	Salary for 2/16 to 2/28/09
Eli Porat	Officer	1,258.00	2/10/2009	Expense reimbursement for CES show, cell phone for Nov and Dec.

2009 02_MOR	List of payment to officer

STATEMENT OF OPERATIONS
(General Business Case)
For The Month Ended 02/28/09

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$492,604	$168,396	$324,208	1	Gross Sales	$1,438,884	$217,583

	$0	$0	2	less: Sales Returns & Allowances	$0	$0

$492,604	$168,396	$324,208	3	Net Sales	$1,438,884	$217,583

$141,339	$54,931	($86,408)	4	less: Cost of Goods Sold (Schedule ‘B’)	$452,378	$75,909

$351,265	$113,465	$237,800	5	Gross Profit	$986,506	$141,674

$242	$1,400	($1,158)	6	Interest	$14,612	$250

		$0	7	Other income:	$42

		$0	8

		$0	9

$351,507	$114,865	$236,642	10	Total Revenues	$1,001,160	$141,924

				Expenses:
$21,922	$21,922	$0	11	Compensation to Owner(s)/Officer(s)	$93,844	$21,922

$46,603	$49,373	($2,770)	12	Salaries	$225,471	$44,945

$10,843	$3,829	$7,014	13	Commissions	$34,148	$6,346

		$0	14	Contract Labor	$1,475

		$0	15	Personal Property	$0

$5,161	$5,161	$0	16	Real Property	$40,332	$5,161

$16,649	$16,649	$0	17	Insurance	$78,466	$16,649

		$0	18	Management Fees	$0

$4,053	$4,977	($924)	19	Depreciation	$25,007	$4,000

$5,008	$6,215	($1,207)	20	Employer Payroll	$15,601	$5,730

		$0	21	Real Property Taxes	$2,358

		$0	22	Other Taxes	$0

		$0	23	Other Selling	$10,315	$315

$35,452	$49,625	($14,173)	24	Other Administrative	$131,848	$35,000

		$0	25	Interest Expense	($7,060)

		$0	26	Other Expenses:	$0

$289,942		$289,942	27	Intercompany cost plus	$289,942

		$0	28		$0

		$0	29		$0

		$0	30		$0

		$0	31

		$0	32

		$0	33

		$0	34

$435,633	$157,751	$277,882	35	Total Expenses	$941,747	$140,068

($84,126)	($42,886)	($127,012)	36	Subtotal	$59,413	$1,856

($179,840)	($180,000)	($160)	37	Professional Fees*	($882,906)	($150,000)

		$0	38	Provisions for Rejected Executory Contract	$0

$283		$283	39	Interest Earned on Accumulated Cash from	$283	$250

				Resulting Chp 11 Case	$0

		$0	40	Gain or (Loss) from Sale of Equipment	$0

	($4,875)	($4,875)	41	U S Trustee Quarterly Fees	($4,875)	($4,875)

		$0	42

($179,557)	($184,875)	$5,318	43	Total Reorganization Items	($887,498)	($154,625)

($263,683)	($227,761)	($35,922)	44	Net Profit (Loss) Before Federal & State	($828,085)	($152,769)

		$0	45	Federal & State Income Taxes

($263,683)	($227,761)	($35,922)	46	Net Profit (Loss)	($828,085)	($152,769)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

*	The Actual Accrued Expenses for Professional Fees break down as follows: $40.018 for January (Debtor received billing statement after filing of January MOR) and $45,438 for February to Murray & Murray; $20,432 to The Deckard Law Firm; $14,703 to Wilson Sonsini; $55,000 to Sheppard Mullin; $4,250 combined costs for all law firms.

Tvia, Inc.
Statement of Operations
(General Business Case)
For the month ended: 2/28/09
Explanation of Variance to Statement of Operations
(For variance greater than +/- 10% only)

1,3	Gross Sales	Customer pulled in the order.

4	Less: Cost of Goods Sold	Related to the order customer pulled in.

6	Interest	Interest rate was dropped in Feb for money market accounts.

13	Commission	Related to the order was pulled in.

19	Depreciation	Some Fixed Assets have been fully depreciated.

20	Employer Payroll Taxes	Taxes was less than forecasted due to one of employee was transferred to part time.

24	Other Administrative	Administrative expenses were eliminated and less than expected.

27	Intercompany cost plus	Intercompany transaction was not forecasted.

BALANCE SHEET
(General Business Case)
For the Month Ended 02/28/09

		From Schedules	Market Value

	Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		1,557,748

2	Cash and cash equivalents — restricted		$1,500,284

3	Accounts receivable (net)	A	$660,597

4	Inventory	B	$1,052,786

5	Prepaid expenses		110,829

6	Professional retainers		677,851

7	Other: Employee Receivables		—

8	Other: Intercompany Receivable

9	Total Current Assets		$5,560,095

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	Unknown

12	Furniture and fixtures	D	Unknown

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other: Software	D	Unknown

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24	Investments in Subsidiary		Unknown

25	Deposits		19,085

26

27

28	Total Other Assets		$19,085

29	Total Assets		$5,579,180

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value

	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages		43,536

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes

35	Notes payable (short term)

36	Accounts payable (trade)	A	$14,700

37	Real property lease arrearage

38	Personal property lease arrearage

39	Accrued professional fees		814,572

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Accrued Expenses		15,690

42	Other: Intercompany Payable		159,099

43

44	Total Current Liabilities		$1,047,597

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$1,047,597

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$37,240

49	General unsecured claims	F	$5,221

50	Total Pre-Petition Liabilities		$42,461

51	Total Liabilities		$1,090,057

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing

53	Capital Stock

54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		($828,085)

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment

59	Total Equity (Deficit)		($828,085)

60	Total Liabilities and Equity (Deficit)		$261,972

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0-30 Days	$472,780	$14,700

31-60 Days	$187,650

61-90 Days	$0		$0

91+Days	$892,673

Total accounts receivable/payable	$1,553,104	$14,700

Allowance for doubtful accounts	$892,507

Accounts receivable (net)	$660,597

Schedule B
Inventory/Cost of Goods Sold

		Inventory(ies)
		Balance at
		End of Month

Types and Amount of Inventory(ies)
Retail/Restaurants —
Product for resale

Distribution —
Products for resale

Manufacturer —
Raw Materials

Work-in-progress		$749,280

Finished goods		$5,649,483

Other — Explain		($5,345,977)

Inventory was reserved
TOTAL		$1,052,786

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes No X
How often do you take a complete physical inventory?

Weekly
Monthly
Quarterly
Semi-annually
Annually	X
Date of last physical inventory was

Date of next physical inventory is

Cost of Goods Sold

Inventory Beginning of Month		1,082,664

Add —
Net purchase		$102,697

Direct labor		7,942

Manufacturing overhead		$293

Freight in		529

Other:

Less —
Inventory End of Month		$1,052,786

Shrinkage

Personal Use

Cost of Goods Sold		$141,339

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods —
FIFO cost
LIFO cost
Lower of cost or market	X
Retail method
Other
Explain

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
IT EQUIPMENT	$9,589	Unknown

ENGINEERING EQUIPMENT	$2,593	Unknown

SOFTWARE	$6,468	Unknown

TOOLING

Total	$18,650	Unknown

Furniture & Fixtures —
OFFICE FURNITURE & FIXTURE	$0	Unknown

Total	$0	Unknown

Office Equipment —

Total	$0	$0

Leasehold Improvements —

Total	$0	$0

Vehicles —

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal

Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local

Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification —	Amount	Amount (b)
Secured claims (a)

Priority claims other than taxes	$37,240	$37,240

Priority tax claims

General unsecured claims	$5,221	$5,221

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5	Account 6
Bank	SVB	SVB	SVB	BOA	BOA-Restricted	Petty cash

Account Type	Checking	Payroll	Money Market	Money Market	Money market

Account No.	3300627740	3300627736	3300627755	3755557986	3755558477

Account Purpose	Issue Checks	Payroll	Savings	Savings	Restricted cash	PettyCash

Balance, End of Month	$10,388	$24,967	$163,760	$1,357,634	$1,500,284	$1,000

Total Funds on Hand for all Accounts	$3,058,032

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended     Feb-09

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts

1	Rent/Leases Collected

2	Cash Received from Sales	202,438	886,496

3	Interest Received	525	25,660

4	Borrowings		—

5	Funds from Shareholders, Partners, or Other Insiders		—

6	Capital Contributions		—

7	COBRA Payment	1,521	8,171

8	Refund from PG&E	563	729

9	Refund from Tax Collector		11,568

10

11

12	Total Cash Receipts	205,047	932,624

	Cash Disbursements

13	Payments for Inventory		143,561

14	Selling		—

15	Administrative	35,343	140,682

16	Capital Expenditure		—

17	Principal Payments on Debt		—

18	Interest Paid		—

	Rent/Lease		—

19	Personal Property		—

20	Real Property	5,161	18,086

	Amount Paid to Owner(s)/Officer(s)		—

21	Salaries	11,510	49,604

22	Draws		—

23	Commissions/Royalties		—

24	Expense Reimbursements	1,258	3,813

25	Other		—

26	Salaries/Commissions (less employee withholding)	29,436	123,073

27	Management Fees		—

	Taxes		—

28	Employee Withholding	16,894	90,705

29	Employer Payroll Taxes	5,008	15,602

30	Real Property Taxes		—

31	Other Taxes		—

32	Other Cash Outflows		—

33	401 K contribution, loans	5,508	22,158

34	Dependend medical insurance		966

35	Court approved retainer to law firms	85,000	285,000

36	Directors fee		30,000

37	China subsidiary	98,876	98,876

38	Total Cash Disbursements:	293,994	1,022,126

39	Net Increase (Decrease) in Cash	(88,947)	(89,501)

40	Cash Balance, Beginning of Period	3,146,979	3,147,533

41	Cash Balance, End of Period	3,058,032	3,058,032

Payroll	Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay
Totals	Gross	35,541.66	SS/Med	2,705.56	CA State	2,324.74	MEDDET	174.97	401K%%	2,054.17	7	Chks	21,580.45
	SALARY	33,041.66	Fed Wt	6,361.56	CA DIS	389.03	PAYMNT	-2,754.17	401KLN	700.00	1	Manual	2,005.35

	BONUS 1	2,500.00

	Total Gross	35,541.66	Total Withholdings			11,780.89	Total Deductions			174.97	8	Total Net	23,585.80

		Deposit		Employer	Employee		# of
Taxes	Tax Type	Responsibility	Total Taxes	This Pay	This Pay	Taxable Wages	Employees	Tax Rate	ID Number
	Social Security/Medicare	ADP	5,411.12	2,705.56	2,705.56	35,366.69	5		943175152
	Federal Withholding	ADP	6,361.56		6,361.56	33,312.52	5		943175152

	Federal Deposit		11,772.68	2,705.56	9,067.12

	Federal Unemployment	ADP					5	.8000%	943175152
	CA State Income Tax	ADP	2,324.74		2,324.74	33,312.52	5		400-1469 8
	CA Disability	ADP	389.03		389.03	35,366.69	5		400-1469 8
	CA Unemployment	ADP					5	6.1000%	400-1469 8
	CA Training Tax	ADP					5	.1000%	400-1469 8

	ADP Responsibility		14,486.45	2,705.56	11,780.89

	Total Taxes		14,486.45	2,705.56	11,780.89

Cash		Amount	Account Number	Bank Number	Bank Name
Flow	Checks	21,580.45
Summary	Taxes — ADP Resp.	14,486.45
	ADP Invoice	59.31
	Cash Requirements	36,126.21	3300627736	121140399

	Total Manuals	2,005.35

Messages We are responsible for depositing your payroll taxes listed above.

Client: 3FO	Period Covered:	02/01/2009 - 02/15/2009	Run:	3
TVIA INC	Check Date:	02/13/2009	Week:	6
			Qtr:	1
			Page:	1
Payroll Summary

Payroll	Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay
Totals	Gross	30,270.82	SS/Med	2,302.33	CA State	1,999.52	MEDDET	174.97	401K%%	1,777.08	7	Chks	19,937.99
	SALARY	30,270.82	Fed Wt	5,524.95	CA DIS	331.06	PAYMNT	-2,032.08	401KLN	255.00

	Total Gross	30,270.82	Total Withholdings			10,157.86	Total Deductions			174.97	7	Total Net	19,937.99

		Deposit		Employer	Employee		# of
Taxes	Tax Type	Responsibility	Total Taxes	This Pay	This Pay	Taxable Wages	Employees	Tax Rate	ID Number
	Social Security/Medicare	ADP	4,604.66	2,302.33	2,302.33	30,095.85	5		943175152
	Federal Withholding	ADP	5,524.95		5,524.95	28,318.77	5		943175152

	Federal Deposit		10,129.61	2,302.33	7,827.28

	Federal Unemployment	ADP					5	.8000%	943175152
	CA State Income Tax	ADP	1,999.52		1,999.52	28,318.77	5		400-1469 8
	CA Disability	ADP	331.06		331.06	30,095.85	5		400-1469 8
	CA Unemployment	ADP					5	6.1000%	400-1469 8
	CA Training Tax	ADP					5	.1000%	400-1469 8

	ADP Responsibility		12,460.19	2,302.33	10,157.86

	Total Taxes		12,460.19	2,302.33	10,157.86

Cash		Amount	Account Number	Bank Number	Bank Name
Flow	Checks	19,937.99
Summary	Taxes — ADP Resp.	12,460.19
	ADP Invoice	57.91
	Cash Requirements	32,456.09	3300627736	121140399

Messages We are responsible far depositing your payroll taxes listed above.

Client: 3F0	Period Covered:	02/16/2009 - 02/28/2009	Run:	4
TVIA INC	Check Date:	02/27/2009	Week:	7
			Qtr:	1
			Page:	1
Payroll Summary

CUSTOMER CONNECTION	Account Number	3755558477
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E#	0
DALLAS, TEXAS 75283-2406	Last Statement:	NEW ACCOUNT
	This Statement:	02/27/2009

Customer Service
1-800-342-7722
TVIA, INC.
DEBTOR IN POSSESSION 08-55860
4800 GREAT AMERICAN PKWY.	Page 1 of 2
SANTA CLARA CA 95054
Bankruptcy Case Number: 0855860
MONEY MARKET SAVINGS
Account Summary Information

Statement Period	00/00/0000 - 02/27/2009	Statement Beginning Balance	.00
Number of Deposits/Credits	2	Amount of Deposits/Credits	1,500,283.55
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	0	Amount of Other Debits	.00
		Statement Ending Balance	1,500,283.55
Number of Enclosures	0
		Service Charge	.00
Interest Information

Amount of Interest Paid	283.55
Annual Percentage Yield Earned	.30%
Interest Paid Year-to-Date	283.55

Deposits and Credits

Date	Customer				Bank
Posted	Reference	Amount	Description		Reference

02/06		1,500,000.00	aYfUk-Book Transfer : Book transfer		02460001698
02/27		283.55	INTEREST PAID ON 30 DAYS		09840005109
			AVERAGE COLLECTED BALANCE OF	$1,150,000.00
Daily Balances

Date	Ledger Balance	Collected Balance

00/00	.00	.00
02/06	1,500,000.00	1,500,000.00

Date	Ledger Balance	Collected Balance

02/27	1,500,283.55	1,500,283.55

CUSTOMER CONNECTION	Account Number	3755558477
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E#	0
DALLAS, TEXAS 75283-2406	Last Statement:	NEW ACCOUNT
	This Statement:	02/27/2009

Customer Service
1-800-342-7722
TVIA, INC.
Page 2 of 2

Bankruptcy Case Number: 0855860
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
•	Tell us your name and account number

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

•	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

CUSTOMER CONNECTION	Account Number	3755557986
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E#	0
DALLAS, TEXAS 75283-2406	Last Statement:	01/30/2009
	This Statement:	02/27/2009

Customer Service
1-800-342-7722
TVIA, INC.
DEBTOR IN POSSESSION 08-55860
4800 GREAT AMERICAN PKWY.	Page 1 of 2
SANTA CLARA CA 95054
Bankruptcy Case Number: 0855860
MONEY MARKET SAVINGS
Account Summary Information

Statement Period	01/31/2009 - 02/27/2009	Statement Beginning Balance	2,857,487.08
Number of Deposits/Credits	1	Amount of Deposits/Credits	187.02
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	3	Amount of Other Debits	1,500,040.45
		Statement Ending Balance	1,357,633.65
Number of Enclosures	0
		Service Charge	40.45
Interest Information

Amount of Interest Paid	187.02
Interest Paid Year-to-Date	1,954.57
Annual Percentage Yield Earned	.15%
Deposits and Credits

Date	Customer				Bank
Posted	Reference	Amount	Description		Reference

02/27		187.02	INTEREST PAID ON 28 DAYS		09840005105
			AVERAGE COLLECTED BALANCE OF	$1,625,319.58
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference

02/06		1,500,000.00	Miscellaneous Debit Adjustment	02460001693
			aYfUk-Book Transfer : Book transfer
02/06	1	30.00	BOOK TRANSFER	09939900002
02/27		10.45	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance

01/30	2,857,487.08	2,857,487.08
02/06	1,357,457.08	1,357,457.08

Date	Ledger Balance	Collected Balance

02/27	1,357,633.65	1,357,633,65

CUSTOMER CONNECTION	Account Number	3755557986
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E#	0
DALLAS, TEXAS 75283-2406	Last Statement: This Statement:	01/30/2009 02/27/2009

Customer Service
1-800-342-7722
TVIA, INC.
Page 2 of 2
Bankruptcy Case Number: 0855860
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change or address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
•	Tell us your name and account number

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

•	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

System:	3/3/2009	12:40:42 PM	TVIA US GL	Page:	1
User Date:	3/3/2009		VENDOR CHECK REGISTER REPORT	User ID:	pding
			Payables Management

Ranges:	From:	To:		From:	To:
Check Number	First	Last	Check Date	2/1/2009	2/28/2009
Vendor ID	First	Last	Checkbook ID	First	Last
Vendor Name	First	Last
Sorted By: Check Date

*      Voided Checks

Check Number	Vendor ID	Vendor Check Name	Check Date	Checkbook ID	Audit Trail Code	Amount

15112	STA07	Jefferson Stamp	2/2/2009	SVB DIP CKING	PMTRX00001798	$2,005.35
15113	BLU02	ANTHEM BLUE CROSS	2/3/2009	SVB DIP CKING	PMTRX00001792	$4,187.00
15115	COP01	COPOWER	2/3/2009	SVB DIP CKING	PMPAY00000224	$620.07
15116	1-B01	1-800-CONFERENCE(R)	2/10/2009	SVB DIP CKING	PMCHK00000533	$52.20
REMIT000000000000367	ADP02	ADP Payroll	2/10/2009		PMCHK00000533	$0.00
REMIT000000000000368	ASE02	ADVANCED SEMICONDUCTOR ENGINEE	2/10/2009		PMCHK00000533	$0.00
15117	ATT06	AT&T Long Distance	2/10/2009	SVB DIP CKING	PMCHK00000533	$16.39
15118	BAN01	Banc of America Leasing	2/10/2009	SVB DIP CKING	PMCHK00000533	$248.37
15119	BAY01	Bay Area Internet Solutions —	2/10/2009	SVB DIP CKING	PMCHK00000533	$960.00
15120	BOW01	BOWNE OF LOS ANGELES, INC.	2/10/2009	SVB DIP CKING	PMCHK00000533	$311.00
15121	COV01	Covad Communications	2/10/2009	SVB DIP CKING	PMCHK00000533	$399.00
15122	DIN01	DING, HONG PING	2/10/2009	SVB DIP CKING	PMCHK00000533	$84.06
REMIT000000000000369	DIN02	Ding, Wenjun	2/10/2009		PMCHK00000533	$0.00
15124	LEG02	Legal Service Solutions	2/10/2009	SVB DIP CKING	PMCHK00000533	$236.85
15125	ONE02	OneBeacon	2/10/2009	SVB DIP CKING	PMCHK00000533	$6,885.25
15126	PEL01	Pelzner & Associates	2/10/2009	SVB DIP CKING	PMCHK00000533	$1,500.00
15127	PIT03	Pitney Bowes	2/10/2009	SVB DIP CKING	PMCHK00000533	$58.29
15128	POR01	PORAT, ELI	2/10/2009	SVB DIP CKING	PMCHK00000533	$1,258.00
15129	RES01	Resources Global Professionals	2/10/2009	SVB DIP CKING	PMCHK00000533	$1,050.00
15123	STA07	Jefferson Stamp	2/10/2009	SVB DIP CKING	PMCHK00000533	$782.24
15130	KON03	Konica Minolta Business	2/12/2009	SVB DIP CKING	PMTRX00001794	$142.92
15131	AME08	American Stock Transfer & Trus	2/24/2009	SVB DIP CKING	PMCHK00000534	$600.00
15135	BAR01	Margaret Baran	2/24/2009	SVB DIP CKING	PMCHK00000534	$534.85
15132	BOW01	BOWNE OF LOS ANGELES, INC.	2/24/2009	SVB DIP CKING	PMCHK00000534	$300.00
15133	LAN03	Landmark Legal Professionals	2/24/2009	SVB DIP CKING	PMCHK00000534	$7,560.00
15134	LIV01	LIVING WATER FOUNTAIN	2/24/2009	SVB DIP CKING	PMCHK00000534	$22.00
15136	OFF01	OFFICE DEPOT	2/24/2009	SVB DIP CKING	PMCHK00000534	$123.82
15137	PAC01	AT&T	2/24/2009	SVS DIP CKING	PMCHK00000534	$568.03
15138	SYL01	Sylvia Shivley	2/24/2009	SVB DIP CKING	PMCHK00000534	$1,600.00
15139	THE08	THE COMPANY CORPORATION	2/24/2009	SVB DIP CKING	PMCHK00000534	$150.00
15140	PUB01	Public Storage	2/25/2009	SVB DIP CKING	PMTRX00001798	$319.00
15141	48001	4800 GAP Associates, LLC	2/25/2009	SVB DIP CKING	PMTRX00001798	$3,882.00

Total Checks: 32				Total Amount of Checks:		$36,456.69

Statement of Account

THIS STATEMENT DATE	2-28-09
LAST STATEMENT DATE	1-31-09
ACCOUNT NUMBER	3300627740

ENCLOSURE DEBITS	27
TVIA INC
AS DEBTOR IN POSSESSION CHECKING
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627740 BUSINESS CHECKING

PREVIOUS BALANCE	1-31-09	48,266.13
+DEPOSITS/CREDITS	6	217,617.33
-CHECKS/DEBITS	32	247,931.02
-SERVICE CHARGE		.00
CURRENT BALANCE		17,952.44
* - - - - - - - - - - - - -DESCRIPTIVE TRANSACTIONS- - - - - - - - - - - *

DATE	TRACER	DESCRIPTION	AMOUNT
2-02	1	DEPOSIT	14700.00
2-03	33	WIRE OUT 090203L1B77D1C001365 200903404908; BNF SHEPPARD, MULL IN, RICHTER AND HAMPTON	10000.00	-
2-10	346555	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627755	20000.00
2-11	34	WIRE IN 090211A1Q002BC003943 200904204190; ORG TVIA , INC.; O BI TVIA , INC.; REF 05900000000	23 .60
2-13	347524	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627755	70000.00
2-13	35	WIRE OUT 090213L1B77D1C000870 200904403437; BNF COVE PARTNERS LLC	75000.00	-
2-23	348252	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627755	100000.00
2-23	1	DEPOSIT	12893.73
2-23	36	WIRE OUT 090223L1B77D1C000011 200905400432; BNF TVIA, INC. HE FEI	18876.00	-
2-23	36	WIRE OUT 090223L1B77D1C000010 200905400430; BNF TVIA, INC. HE FEI	80000.00	-
2-26	14	ANALYSIS SERVICE CHARGE	40.35	-
* - - - - - - - - - - - - - - - - -CHECKS PAID- - - - - - - - - - - - - - - *

SERIAL #	DATE	AMOUNT
15070	2-19	335.33
15101*	2-04	3882.00
15102	2-04	600.00
15103	2-02	15.95
15105*	2-02	289.55
15106	2-23	15000.00
15111*	2-03	15000.00
15112	2-05	2005.35
15113	2-11	4187.00
15115*	2-06	620.07
15116	2-17	52.20
15117	2-19	16.39
15118	2-18	248.37
15119	2-17	960.00

SERIAL #	DATE	AMOUNT
15120	2-17	311.00
15121	2-12	399.00
15122	2-12	84.06
15123	2-13	782.24
15124	2-12	236.85
15125	2-18	6885.25
15126	2-20	1500.00
15127	2-18	58.29
15128	2-19	1258.00
15129	2-13	1050.00
15130	2-25	142.92
15133*	2-27	7560.00
15135*	2-26	534.85
* - - - - - - - - - - - -DAILY BALANCE SUMMARY- - - - - - - - - - - - *

DATE	BALANCE
1-31	48266.13
2-04	33178.63
2-10	50553.21
2-13	38837.66
2-19	28712.83
2-25	26087.64

DATE	BALANCE
2-02	62660.63
2-05	31173.28
2-11	46389.81
2-17	37514.46
2-20	27212.83
2-26	25512.44

DATE	BALANCE
2-03	37660.63
2-06	30553.21
2-12	45669.90
2-18	30322.55
2-23	26230.56
2-27	17952.44

SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
AUDIT CONF/R&R, 3003 TASMAN DR, SANTA CLARA, CA 95054

PAGE: 2

#15070 Paid 2/19/09 $335.33

#15101 Paid 2/04/09 $3,882.00

#15102 Paid 2/04/09 $600.00

#15103 Paid 2/02/09 $15.95

#15105 Paid 2/02/09 $289.55

#15106 Paid 2/23/09 $15,000.00

#15111 Paid 2/03/09 $15,000.00

#15112 Paid 2/05/09 $2,005.35

#15113 Paid 2/11/09 $4,187.00

#15115 Paid 2/06/09 $620.07

PAGE: 3

#15116 Paid 2/17/09 $52.20

#15117 Paid 2/19/09 $16.39

#15118 Paid 2/18/09 $248.37

#15119 Paid 2/17/09 $960.00

#15120 Paid 2/17/09 $311.00

#15121 Paid 2/12/09 $399.00

#15122 Paid 2/12/09 $84.06

#15123 Paid 2/13/09 $782.24

#15124 Paid 2/12/09 $236.85

#15125 Paid 2/18/09 $6,885.25

PAGE: 4

Statement of Account

THIS STATEMENT DATE	2-28-09
LAST STATEMENT DATE	1-31-09
ACCOUNT NUMBER	3300627755

ENCLOSURE DEBITS
TVIA INC
AS DEBTOR IN POSSESSION MMA
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627755 MONEY MARKET ACCOUNT

PREVIOUS BALANCE	1-31-09	245,775.00
+DEPOSITS/CREDITS	4	176,930.30
-CHECKS/DEBITS	6	259,000.00
-SERVICE CHARGE		.00
+INTEREST PAID		54.69
CURRENT BALANCE		163,759.99
* - - - - - - - - - - - - -DESCRIPTIVE TRANSACTIONS - - - - - - - - - - - *

DATE	TRACER	DESCRIPTION	AMOUNT
2-05	37	00 SVBEX011843 TVIA INC	156858.30
2-10	346555	BOOK TRANSFER DEBIT TO ACCOUNT 3300627740	20000.00	-
2-11	346556	BOOK TRANSFER DEBIT TO ACCOUNT 3300627736	35000.00	-
2-12	33	WIRE IN 090212B1Q9121C000448 200904301566; ORG ZHOU QING QUA N RM502 BEI DA QING N; OBI /ROC	9336.00
2-13	347524	BOOK TRANSFER DEBIT TO ACCOUNT 3300627740	70000.00	-
2-23	348252	BOOK TRANSFER DEBIT TO ACCOUNT 3300627740	100000.00	-
2-23	349083	BOOK TRANSFER DEBIT TO ACCOUNT 3300627736	2000.00	-
2-24	36	WIRE IN 090224B1Q9121C000514 200905501224; ORG WU LIAO YUAN SHENZHEN BRANCH LONG; OBI /ROC/	6252.00
2-25	348812	BOOK TRANSFER DEBIT TO ACCOUNT 3300627736	32000.00	-
2-25	35	WIRE IN 090560355700 200905603557; ORG CHZ/CHINA ELECTRONICS TECHNOLOGY LI;OBI /RF	4484.00
2-28	999	INTEREST PAYMENT	54.69
* - - - - - - - - - - - - INTEREST RATE SUMMARY - - - - - - - - - - - - *

DATE	RATE
1-31.250

DATE	RATE

DATE	RATE

* - - - - - - - - - - - - INTEREST SUMMARY - - - - - - - - - - - - - - *

Interest Earned 2/01/09 Through 2/28/09
Days in Statement Period	28
Interest Earned	54.69
Annual Percentage Yield Earned	.25%
Interest Paid this Year	106.17
Interest Withheld this Year	.00
* - - - - - - - - - - - - DAILY BALANCE SUMMARY - - - - - - - - - - - - *

DATE	BALANCE
1-31	245775.00
2-11	347633.30
2-23	184969.30
2-28	163759.99

DATE	BALANCE
2-05	402633.30
2-12	356969.30
2-24	191221.30

DATE	BALANCE
2-10	382633.30
2-13	286969.30
2-25	163705.30
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
AUDIT CONF/R&R, 3003 TASMAN DR, SANTA CLARA, CA 95054

Statement of Account

THIS STATEMENT DATE	2-28-09
LAST STATEMENT DATE	1-31-09
ACCOUNT NUMBER	3300627736

ENCLOSURE DEBITS	15
TVIA INC
AS DEBTOR IN POSSESSION PAYROL
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627736 BUSINESS CHECKING

PREVIOUS BALANCE	1-31-09	29,549.86
+DEPOSITS/CREDITS	3	69,000.00
-CHECKS/DEBITS	21	73,583.05
-SERVICE CHARGE		.00
CURRENT BALANCE		24,966.81
* - - - - - - - - - - - - -DESCRIPTIVE TRANSACTIONS - - - - - - - - - - - *

DATE	TRACER	DESCRIPTION	AMOUNT
2-11	346556	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627755	35000.00
2-12	33	WIRE OUT 090212L1B77D1C000551 200904302186; BNF DEUTSCHE BANK TRUST COMPANY AMERICA; OBI FOR	14486.45	-
2-23	349083	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627755	2000.00
2-25	348812	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627755	32000.00
2-26	14	ANALYSIS SERVICE CHARGE	43.52	-
2-26	37	WIRE OUT 090226L1B77D1C000022 200905700556; BNF DEUTSCHE BANK TRUST COMPANY AMERICA; OBI FOR	12460.19	-
* - - - - - - - - - - - - EFT ACTIVITY - - - - - - - - - - - - *

DATE	TRACER	DESCRIPTION	AMOUNT
2-04	2035	ADP PAYROLL FEES ADP — FEES TVIA INC	59.31	-
2-11	2042	ADP PAYROLL FEES ADP — FEES TVIA INC	20.00	-
2-19	2050	ADP PAYROLL FEES ADP — FEES TVIA INC	59.31	-
* - - - - - - - - - - - - - - - -CHECKS PAID - - - - - - - - - - - - - - - *

SERIAL #	DATE	AMOUNT
10069	2-03	700.00
10070	2-03	2054.17
10071	2-11	5754.90
10072	2-03	4094.75
10073	2-02	3059.12
10074	2-03	3049.74
10075	2-04	2193.40
10076	2-02	3967.74

SERIAL #	DATE	AMOUNT
10077	2-23	700.00
10078	2-23	2054.17
10079	2-19	5754.90
10080	2-18	4769.12
10081	2-17	3059.13
10082	2-17	3049.73
10083	2-17	2193.40
* - - - - - - - - - - - - DAILY BALANCE SUMMARY - - - - - - - - - - - - *

DATE	BALANCE
1-31	29549.86
2-04	10371.63
2-17	16808.02
2-23	5470.52

DATE	BALANCE
2-02	22523.00
2-11	39596.73
2-18	12038.90
2-25	37470.52

DATE	BALANCE
2-03	12624.34
2-12	25110.28
2-19	6224.69
2-26	24966.81
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
AUDIT CONF/R&R, 3003 TASMAN DR, SANTA CLARA, CA 95054

PAGE: 2

#10069 Paid 2/03/09 $700.00

#10070 Paid 2/03/09 $2,054.17

#10071 Paid 2/11/09 $5,754.90

#10072 Paid 2/03/09 $4,094.75

#10073 Paid 2/02/09 $3,059.12

#10074 Paid 2/03/09 $3,049.74

#10075 Paid 2/04/09 $2,193.40

#10076 Paid 2/02/09 $3,967.74

#10077 Paid 2/23/09 $700.00

#10078 Paid 2/23/09 $2,054.17

PAGE: 3